UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2024

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Floating Rate Senior Notes due 2025	KHC25	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2024, the Board of Directors (the “Board”) of The Kraft Heinz Company (the “Company”) appointed Debby Soo as a member of the Board, effective as of such date. Ms. Soo was not selected pursuant to any arrangement or understanding between her and any other persons. There are no transactions between Ms. Soo and the Company that would be reportable under Item 404(a) of Regulation S-K.

Ms. Soo will be compensated according to the Company’s compensation program for non-employee directors as described in the Company’s proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 22, 2024.

Item 7.01. Regulation FD Disclosure.

On October 28, 2024, the Company issued a press release announcing the Board’s appointment of Ms. Soo to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	The Kraft Heinz Company Press Release, dated October 28, 2024.
104	The cover page of The Kraft Heinz Company's Current Report on Form 8-K dated October 24, 2024, formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: October 28, 2024	By:	/s/ Andre Maciel
Andre Maciel
Executive Vice President and Global Chief Financial Officer

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